Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of June 26, 2014 (this “Amendment”) amends the Global Senior Credit Agreement (the “Global Credit Agreement”) dated as of July 11, 2013 among PROLOGIS, L.P., various affiliates thereof, various lenders and BANK OF AMERICA, N.A., as Global Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Global Credit Agreement.

WHEREAS, the parties have agreed to amend certain terms and provisions of the Global Credit Agreement as more particularly described herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 AMENDMENTS. Upon the effectiveness hereof, the Global Credit Agreement shall be amended as set forth below.

1.1	Applicable Margin. The first paragraph below the table in the definition of “Applicable Margin” is amended in its entirety to read as follows:

Each change in the Applicable Margin resulting from a publicly announced change in the Moody’s Rating, S&P Rating, or Fitch Rating, as applicable, shall be effective during the period commencing on the fifth Business Day following the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

1.2	Eurocurrency Rate. Clause (a) of the definition of “Eurocurrency Rate” is amended in its entirety to read as follows:

(a) any Eurocurrency Rate Loan under the U.S. Tranche, any Eurocurrency Rate Loan under the Euro Tranche (other than Euro Loans denominated in Euro) and any Eurocurrency Rate Loan under the Yen Tranche (other than Yen Committed Loans denominated in Yen), the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the applicable Funding Agent, as published on the applicable Bloomberg screen page (or another commercially available source providing quotations of LIBOR as reasonably designated by the applicable Funding Agent and acceptable to Prologis from time to time) at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that to the extent a comparable or successor rate is approved by the applicable Funding Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the applicable Funding Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by applicable Funding Agent.

First Amendment to Prologis, L.P. Global Senior Credit Agreement

1.3	FATCA. The definition of “FATCA” is amended in its entirety to read as follows:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.

1.4	Responsible Officer. The definition of “Responsible Officer” is amended in its entirety to read as follows:

“Responsible Officer” means the chief executive officer, the president, the chief financial officer, a representative director, any vice president, the treasurer or any assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Article II, III, or IV, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the applicable Funding Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

1.5	Yen Qualified Lender. The definition of “Yen Qualified Lender” is amended in its entirety to read as follows:

“Yen Qualified Lender” means, as of any date of determination, a Yen Lender that (a) has committed hereunder to make Yen Committed Loans in the applicable currency requested by a Yen Borrower to be funded under the Yen Tranche, (b) is capable of making the requested Yen Committed Loans to the applicable Foreign Borrower requesting such Yen Committed Loan without the imposition of any withholding taxes, (c) has not provided written notice to Global Administrative Agent and Yen Funding Agent that it cannot make Yen Committed Loans that are ABR Rate Loans; provided that if a Lender fails to constitute a Yen Qualified Lender solely because it fails to meet clause (c), such Lender shall be considered a Yen Qualified Lender for all purposes other than a request for a Yen Committed Borrowing consisting of ABR Rate Loans, (d) to the extent the Yen Borrower requesting Yen Committed Loans is a Japan Borrower, is not a Non-Qualified Japan Lender, and (e) to the extent the Yen Borrower requesting Yen Committed Loans is a TMK, is a Qualified Institutional Investor.

2	First Amendment to Prologis, L.P. Global Senior Credit Agreement

1.6	Compliance with Laws. Section 9.14 is amended to add the following at the end thereof:

Without limiting the foregoing, each Company has instituted and maintained policies and procedures designed to promote and achieve compliance with applicable anti-corruption Laws.

1.7	Compliance with Laws. Section 10.8 is amended to add the following at the end thereof:

Without limiting the foregoing, each Company shall maintain policies and procedures designed to promote and achieve compliance with applicable anti-corruption Laws.

1.8	Secured Indebtedness. Section 11.1 is amended in its entirety to read as follows:

Section 11.1 Secured Indebtedness. General Partner shall not permit the ratio (expressed as a percentage) of (a) the aggregate amount of all Secured Debt of the Companies outstanding as of the last day of any fiscal quarter to (b) Total Asset Value as of such date to exceed 40%.

1.9	A new Section 11.10 is added to Article XI as follows:

Section 11.10 Anti-Corruption Laws. Borrowers shall not, directly or indirectly, use the proceeds of any Loan for any purpose that would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar legislation in other jurisdictions.

1.10 Cross Default Threshold. Section 12.1.5 is amended in its entirety to read as follows:

(a) Any Company fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any Recourse Debt (other than Indebtedness hereunder or under any other Loan Document and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $100,000,000; or

(b) Any Company fails to observe or perform any other agreement or condition relating to or in respect of any Recourse Debt or contained in any instrument or agreement evidencing, securing or relating to the same, or any other event (excluding voluntary actions by any applicable Company) occurs, the effect of which default or other event is to cause Recourse Debt having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $100,000,000, to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Recourse Debt to be made, prior to its stated maturity, or such Recourse Debt to become payable or cash collateral in respect thereof to be demanded; or

3	First Amendment to Prologis, L.P. Global Senior Credit Agreement

(c) There occurs under any Swap Contract that constitutes Recourse Debt an Early Termination Date (as defined in such Swap Contract) resulting from (i) any event of default under such Swap Contract as to which any Company is the Defaulting Party (as defined in such Swap Contract) or (ii) any Termination Event (as so defined) under such Swap Contract as to which any Company is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Company as a result thereof is greater than $100,000,000 and such amount is not paid when due.

1.11 Judgment Default Threshold. Section 12.1.8 of the Global Credit Agreement is amended to replace the amount “$50,000,000” therein with the amount “$100,000,000”.

1.12 Commitments. Schedule 2.1(a) and (b) of the Global Credit Agreement is hereby replaced with Schedule 2.1(a) and (b) attached to this Amendment.

SECTION 2 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) on which the following conditions have been met:

2.1 Documents. Global Administrative Agent’s receipt (which may be by facsimile or electronic mail, followed promptly by originals) of the following, each dated the Effective Date and each in form and substance reasonably satisfactory to each Agent and each Lender:

(a) executed counterparts of this Agreement, sufficient in number for distribution to each Agent and Prologis;

(b) an opinion letter of Mayer Brown LLP, counsel to the Loan Parties, addressed to each Agent, each L/C Issuer, and each Lender, as to such matters concerning the Loan Parties and this Amendment as Global Administrative Agent may reasonably request;

2.2 Fees and Expenses.

(a) Any fees required to be paid on or before the Effective Date shall have been paid.

(b) Unless waived by Global Administrative Agent, Prologis shall have paid all reasonable and documented fees, charges and disbursements of counsel to Global Administrative Agent to the extent invoiced at least one Business Day prior to the Effective Date.

SECTION 3 REPRESENTATIONS AND WARRANTIES.

3.1 Representations and Warranties. The representations and warranties of each Loan Party contained in Article IX of the Global Credit Agreement are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3.1, the

4	First Amendment to Prologis, L.P. Global Senior Credit Agreement

representations and warranties contained in clauses (a) and (b) of Section 9.5 of the Global Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1 of the Global Credit Agreement.

3.2 Default. No Default exists.

SECTION 4 RATIFICATIONS. Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty by such Loan Party under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents. The parties hereto acknowledge that the Borrowers as of the date hereof are listed on Schedule 4 attached hereto.

SECTION 5 MISCELLANEOUS.

5.1 Continuing Effectiveness, etc. As herein amended, the Global Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Global Credit Agreement and any related document to the “Global Credit Agreement” or similar terms shall refer to the Global Credit Agreement as amended hereby. This Amendment is a Loan Document.

5.2 Incorporation of Global Credit Agreement Provisions. The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.14 (GOVERNING LAW; JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

SECTION 6 ACCORDION INCREASE; JOINDER AGREEMENT BY NEW LENDERS.

6.1 Pursuant to Section 6.13 of the Global Credit Agreement, each Lender party hereto whose Commitment under any Tranche set forth on Schedule 2.1(a) or 2.1(b) attached hereto is greater than such Lender’s Commitment prior to the date hereof (each, an “Increasing Lender”) agrees that, upon the effectiveness hereof, its Commitment under each applicable Tranche shall be increased to the amount set forth on Schedule 2.1(a) or 2.1(b) attached hereto.

6.2 Pursuant to Section 6.13 of the Global Credit Agreement, each Lender party hereto that was not a Lender prior to the date hereof (each a “Subsequent Lender”) hereby agrees that it shall be a party to the Global Credit Agreement as a “Subsequent Lender” under the Tranche(s) specified on Schedule 2.1(a) or 2.1(b) attached hereto (each an “Applicable Tranche”) and shall have the rights and obligations of a Lender under the Loan Documents.

6.3 Each Subsequent Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver the Global Credit Agreement and to consummate the transactions contemplated thereby and to become a Subsequent Lender under the Global Credit Agreement, (ii) it meets all requirements of Lender under the Global Credit Agreement (subject to receipt of such consents as may be required under the Global Credit Agreement) and under each Applicable Tranche, (iii) it has received a copy of the Global

5	First Amendment to Prologis, L.P. Global Senior Credit Agreement

Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Global Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on Global Administrative Agent or any other Lender, and (iv) if it is a Foreign Lender, it has delivered either concurrently with the execution of this Amendment or prior to the date hereof any documentation required to be delivered by it pursuant to the terms of the Global Credit Agreement, duly completed and executed by such Subsequent Lender; and (b) agrees that (i) it will, independently and without reliance on Global Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

6.4 The parties hereto agree that this Amendment constitutes (a) for each Subsequent Lender, a Joinder Agreement for purposes of Section 6.13(c) of the Global Credit Agreement, and (b) for each Increasing Lender, the certificate required by Section 6.13(d) of the Global Credit Agreement.

[Signature pages follow.]

6	First Amendment to Prologis, L.P. Global Senior Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P.,
a Delaware limited partnership

By:	Prologis, Inc., its sole general partner

	By:	/s/ Gayle P. Starr
		Name:	Gayle P. Starr
		Title:	S.V.P.

PROLOGIS, INC.

By:	/s/ Gayle P. Starr
	Name:	Gayle P. Starr
	Title:	S.V.P.

Signature Page to First Amendment

(Prologis, L.P. Global Senior Credit Agreement)

Executed as of the date first written above.

AGENT:

BANK OF AMERICA, N.A., as Global Administrative Agent,
U.S. Funding Agent,
U.S. Swing Line Lender and a U.S. L/C Issuer

By:	/s/ Will T. Bowers, Jr.
	Name:	Will T. Bowers, Jr.
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

AGENT:

THE ROYAL BANK OF SCOTLAND PLC,
as Euro Funding Agent

By:	/s/ Aarijh Patel
	Name:	Aarijh Patel
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

AGENT:

SUMITOMO MITSUI BANKING CORPORATION,
as Yen Funding Agent and a Yen L/C Issuer

By:	/s/ Hideo Notsu
	Name:	Hideo Notsu
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

FRONTING LENDER:

BANK OF AMERICA, N.A.,
as a Fronting Lender

By:	/s/ Will T. Bowers, Jr.
	Name:	Will T. Bowers, Jr.
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

JPMORGAN CHASE BANK, NA,
as a Fronting Lender

By:	/s/ Brendan Poe
	Name:	Brendan Poe
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

FRONTING LENDER:

THE ROYAL BANK OF SCOTLAND PLC,
as a Fronting Lender

By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

FRONTING LENDER:

SUMITOMO MITSUI BANKING CORPORATION,
as a Fronting Lender

By:	/s/ Hideo Notsu
	Name:	Hideo Notsu
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC,
as Euro Swing Line Lender and a Euro L/C Issuer

By:	/s/ Stephan Mathu
	Name:	Stephan Mathu
	Title:	Head of Client Management NL

By:	/s/ Linda Baron
	Name:	Linda Baron
	Title:	Client Manager

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

LENDERS:

BANK OF AMERICA, N.A.,
as a U.S. Lender and a Euro Lender

BANK OF AMERICA, N.A., TOKYO BRANCH, as a Yen Lender

By:	/s/ Will T. Bowers, Jr.
	Name:	Will T. Bowers, Jr.
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

BANK HAPOALIM B.M.,
as a U.S. Lender

By:	/s/ Helen H. Gateson
	Name:	Helen H. Gateson
	Title:	Vice President

By:	/s/ Charles McLaughlin
	Name:	Charles McLaughlin
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA,
as a U.S. Lender

By:	/s/ Winston Lua
	Name:	Winston Lua
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

BNP PARIBAS,
as a U.S. Lender

By:	/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

CITIBANK, N.A.,
as a U.S. Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

COMPASS BANK,
as a U.S. Lender

By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a U.S. Lender

By:	/s/ William Knickerbocker
	Name:	William Knickerbocker
	Title:	Director

By:	/s/ Adam Jenner
	Name:	Adam Jenner
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a U.S. Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

FIFTH THIRD BANK,
as a U.S. Lender

By:	/s/ Matthew Rodgers
	Name:	Matthew Rodgers
	Title:	VP

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

GOLDMAN SACHS BANK USA,
as a U.S. Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

HSBC BANK USA, NA,
as a U.S. Lender

By:	/s/ Janet Lee
	Name:	Janet Lee
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

JPMORGAN CHASE BANK, NA,
as a U.S. Lender

By:	/s/ Brendan Poe
	Name:	Brendan Poe
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

MIZUHO BANK, LTD.,
as a U.S. Lender

By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A.,
as a U.S. Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE NORTHERN TRUST COMPANY,
as a U.S. Lender

By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION,
as a U.S. Lender

By:	/s/ Nicolas Zitelli
	Name:	Nicolas Zitelli
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC,
as a U.S. Lender

By:	/s/ Jeannine Pascal
	Name:	Jeannine Pascal
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION
as a U.S. Lender

By:	/s/ Hideo Notsu
	Name:	Hideo Notsu
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

UNION BANK, N.A.,
as a U.S. Lender

By:	/s/ Juliana Matson
	Name:	Juliana Matson
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, a national banking association as a U.S. Lender

By:	/s/ Michael Diemer
	Name:	Michael Diemer
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a U.S. Lender

By:	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

BNP PARIBAS,
as a EuroLender

By:	/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

CITIBANK, N.A.,
as a Euro Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

COMPASS BANK,
as a Euro Lender

By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Euro Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

FIFTH THIRD BANK,
as a Euro Lender

By:	/s/ Matthew Rodgers
	Name:	Matthew Rodgers
	Title:	VP

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

GOLDMAN SACHS BANK USA,
as a Euro Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

HSBC BANK USA, NA,
as a Euro Lender

By:	/s/ Janet Lee
	Name:	Janet Lee
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

JPMORGAN CHASE BANK, NA,
as a Euro Lender

By:	/s/ Brendan Poe
	Name:	Brendan Poe
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

MIZUHO BANK, LTD.,
as a Euro Lender

By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A.,
as a Euro Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Euro Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC,
as a Euro Lender

By:	/s/ Stephan Mathu
	Name:	Stephan Mathu
	Title:	Head of Client Management NL

By:	/s/ Linda Baron
	Name:	Linda Baron
	Title:	Client Manager

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

SCOTIABANK EUROPE PLC,
as a Euro Lender

By:	/s/ Steve Dobson
	Name:	Steve Dobson
	Title:	Director & Head of Execution

By:	/s/ Steve Caller
	Name:	Steve Caller
	Title:	Manager, Credit Risk Control

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION
as a Euro Lender

By:	/s/ Hideo Notsu
	Name:	Hideo Notsu
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

UNION BANK, N.A.,
as a Euro Lender

By:	/s/ Juliana Matson
	Name:	Juliana Matson
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Euro Lender

By:	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA,
as a Yen Lender

By:	/s/ Winston Lua
	Name:	Winston Lua
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Yen Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

LENDERS:

Citibank Japan Ltd.
as a Yen Lender

By:	/s/ Yuko Akiya
	Name:	Yuko Akiya
	Title:	Vice President

Signature Page to First Amendment

(Prologis, L.P. Global Senior Credit Agreement)

Executed as of the date first written above.

HSBC BANK USA, NA,
as a Yen Lender

By:	/s/ Janet Lee
	Name:	Janet Lee
	Title:	Vice President

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

ING BANK N.V., TOKYO BRANCH
as a Yen Lender

By:	/s/ Kazuo Motokawa
	Name:	Kazuo Motokawa
	Title:	Director

By:	/s/ Riko Kikuchi
	Name:	Riko Kikuchi
	Title:	Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

JPMORGAN CHASE BANK, NA,
as a Yen Lender

By:	/s/ Brendan Poe
	Name:	Brendan Poe
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC,
as a Yen Lender

By:	/s/ Kazuhiko Shibata
	Name:	Kazuhiko Shibata
	Title:	Branch Manager and Representative in Japan

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION
as a Yen Lender

By:	/s/ Hideo Notsu
	Name:	Hideo Notsu
	Title:	Executive Director

Signature Page to

First Amendment to Prologis, L.P. Global Senior Credit Agreement

(2014)

SCHEDULE 2.1

COMMITMENTS

AND APPLICABLE TRANCHE PERCENTAGES

2.1(a)

Applicable Tranche Percentage – U.S. Commitments

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment								Jurisdiction Commitment				Non- Qualified Japan Lender[1]
			Euro		Sterling		Yen		Canadian Dollars		Japan		TMK Qualified
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	$38,750,000.00	3.176229508%	X		X		X		X		X		X			X
The Royal Bank of Scotland plc	38,750,000.00	3.176229508%	X		X		X		X		X		X			X
Sumitomo Mitsui Banking Corporation	38,750,000.00	3.176229508%	X		X		X		X		X		X			X
JPMorgan Chase Bank, N.A.	38,750,000.00	3.176229508%	X		X		X		X		X		X			X
Bank Hapoalim	25,000,000.00	2.049180328%		X		X		X		X		X		X	X
The Bank of Nova Scotia	45,073,170.73	3.694522191%	X		X		X		X		X			X	X
BNP Paribas	37,804,878.05	3.098760496%	X		X		X		X			X		X	X
Citibank, N.A.	71,500,000.00	5.860655738%	X		X		X		X			X		X	X
Compass Bank	32,902,439.02	2.696921231%	X		X		X		X		X			X	X
Credit Agricole Corporate and Investment Bank	67,000,000.00	5.491803279%	X		X		X		X			X		X		X

[1]	Please mark the box “Yes” if your institution does not have all necessary licenses and registrations under the Laws of Japan to lend to a Japan Borrower. Otherwise, please mark the box “No”.

1	Schedule 2.1

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment								Jurisdiction Commitment				Non- Qualified Japan Lender[1]
			Euro		Sterling		Yen		Canadian Dollars		Japan		TMK Qualified
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Credit Suisse AG, Cayman Islands Branch	27,000,000.00	2.213114754%	X		X		X		X			X		X	X
Deutsche Bank AG New York Branch	68,000,000.00	5.573770492%	X		X		X		X			X		X	X
Fifth Third Bank	30,243,902.44	2.479008397%	X		X		X		X			X		X	X
Goldman Sachs Bank USA	96,963,414.64	7.947820872%	X		X		X		X			X		X	X
HSBC Bank USA, NA	46,963,414.63	3.849460216%	X		X		X		X		X			X		X
Mizuho Bank, Ltd.	75,609,756.10	6.197520992%	X		X		X		X		X		X			X
Morgan Stanley Bank, N.A.	95,500,000.00	7.827868852%	X		X		X		X			X		X	X
The Northern Trust Company	30,000,000.00	2.459016393%	X		X		X		X			X		X	X
PNC Bank, National Association	55,000,000.00	4.508196721%	X		X		X		X			X		X	X
Regions Bank	27,000,000.00	2.213114754%	X		X			X	X			X		X	X
Union Bank, N.A.	45,073,170.73	3.694522191%	X		X		X		X			X		X	X
U.S. Bank National Association	75,000,000.00	6.147540984%	X		X		X		X		X		X			X
Wells Fargo Bank, National Association	113,365,853.66	9.292283087%	X		X		X		X			X		X	X

Total	1,220,000,000	100.000000000%

2	Schedule 2.1

SCHEDULE 2.1(b)

Applicable Tranche Percentage – Euro Commitments

Lender	Commitment (in Euro)	Applicable Percentage	Currency Commitment						Jurisdiction Commitment				TMK Qualified		Non- Qualified Japan Lender[2]
			Dollars		Sterling		Yen		Japan		U.S.
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	€46,037,375.00	7.705902784%	X		X		X		X		X		X			X
The Royal Bank of Scotland plc	46,037,375.00	7.705902784%	X		X		X		X		X		X			X
Sumitomo Mitsui Banking Corporation	46,037,375.00	7.705902784%	X		X		X		X		X		X			X
JPMorgan Chase Bank, N.A.	46,037,375.00	7.705902784%	X		X		X		X		X		X			X
BNP Paribas	8,962,195.12	1.500124721%	X		X		X			X	X			X	X
Citibank, N.A.	46,230,000.00	7.738145055%	X		X		X			X	X			X	X
Compass Bank	12,956,597.56	2.168722287%	X		X		X		X		X			X	X
Credit Suisse AG, Cayman Islands Branch	17,721,500.00	2.966288938%	X		X		X			X	X			X	X
Deutsche Bank AG New York Branch	43,918,500.00	7.351237802%	X		X		X			X	X			X	X
Fifth Third Bank	7,169,756.10	1.200099777%	X		X		X			X	X			X	X
Goldman Sachs Bank USA	67,528,286.58	11.303129501%	X		X		X			X	X			X	X
HSBC Bank USA, National Association	19,372,036.59	3.242561738%	X		X		X		X		X			X		X
Mizuho Bank, Ltd.	17,924,390.24	3.000249442%	X		X		X		X		X		X			X

[2]	Please mark the box “Yes” if your institution does not have all necessary licenses and registrations under the Laws of Japan to lend to a Japan Borrower. Otherwise, please mark the box “No”.

3	Schedule 2.1

Lender	Commitment (in Euro)	Applicable Percentage	Currency Commitment						Jurisdiction Commitment				TMK Qualified		Non- Qualified Japan Lender[2]
			Dollars		Sterling		Yen		Japan		U.S.
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Morgan Stanley Bank, N.A.	10,000,000.00	1.673836265%	X		X		X			X	X			X	X
Morgan Stanley Senior Funding, Inc.	51,254,750.00	8.579205932%	X		X		X			X	X			X	X
Regions Bank	17,721,500.00	2.966288938%	X		X			X		X	X			X	X
Scotiabank Europe plc	18,923,926.83	3.167555501%	X		X			X		X	X			X	X
Union Bank, N.A./BOTM	18,923,926.83	3.167555501%	X		X		X			X	X			X	X
Wells Fargo Bank, N.A.	54,673,134.15	9.151387468%	X		X		X			X	X			X	X

Total	€597,430,000.00	100.000000000%

4	Schedule 2.1

SCHEDULE 4

BORROWERS

Entity	US Tranche	Euro Tranche	Yen Tranche	Jurisdiction	Parent and % of Ownership	FEIN	Address
Prologis, L.P.	☒	☒	☒	DE LP	Prologis, Inc.: 99.59%[3]	*	Pier 1, Bay 1, San Francisco, CA 94111
AMB Canada Investments, LLC	☒	☒	☒	DE LLC	Prologis, L.P.: 100%	*	Pier 1, Bay 1, San Francisco, CA 94111
Prologis	☒	☒	☒	MD REIT	Upper Pumpkin LLC 100%	*	4545 Airport Way, Denver, CO 80239
PLD International Finance LLC	☒	☒	☒	DE LLC	PLD International Holding LLC: 90% PLSI: 10%	*	4545 Airport Way, Denver, CO 80239
ProLogis Logistics Services Incorporated (“PLSI”)	☒	☒	☒	DE Corporation	PLD-TRS Holding LLC[4]: 100%	*	4545 Airport Way, Denver, CO 80239
ProLogis Finance LLC	☒	☒	☒	DE LLC	PLD International Finance LLC[5]: 100%	*	4545 Airport Way, Denver, CO 80239
Palmtree Acquisition Corporation	☒	☒	☒	DE Corporation	(a) Prologis: 80% & (b) ProLogis Fraser, L.P.[6]: 20%	*	4545 Airport Way, Denver, CO 80239
PLD Canadian Funding US LLC	☒	☒	☒	DE LLC	PLD International Finance LLC: 100%	*	4545 Airport Way, Denver, CO 80239

[3]	This percentage fluctuates.
[4]	(a) 49.457% held by Prologis and (b) 50.543% by PAC Operating Limited Partnership, whose general partner is Palmtree Acquisition Corporation, which is held 80% by Prologis and 20% by ProLogis Fraser, L.P. (see note 5)
[5]	(a) 10% held by PLSI and (b) 90% by PLD International Holding LLC, which is held 100% by Prologis.
[6]	(a) 92.269% by Prologis and (b) .932% by ProLogis Fraser GP LLC, which is held 100% by Prologis.
*	Intentionally deleted.

1	Schedule 4

Prologis Europe Finance B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, registered with the Dutch trade register under number 34120262

	☒	☒	☒	Dutch BV	PLD International Holding LLC: 100%	*	Schiphol Boulevard 115, Tower F, 6th Floor, 1118 BG Schiphol, Netherlands

Prologis Europe Finance II B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, registered with the Dutch trade register under number 34237496

	☒	☒	☒	Dutch BV	PLD International Finance LLC: 100%	*	Schiphol Boulevard 115, Tower F, 6th Floor, 1118 BG Schiphol, Netherlands

ProLogis UK Funding II B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, registered with the Dutch trade register under number 34212164

	☒	☒	☒	Dutch BV	Prologis Europe Finance B.V.: 100%	*	Schiphol Boulevard 115, Tower F, 6th Floor, 1118 BG Schiphol, Netherlands

ProLogis UK Funding III B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, registered with the Dutch trade register under number 34278372

	☒	☒	☒	Dutch BV	Prologis Europe Finance II B.V.: 100%	*	Schiphol Boulevard 115, Tower F, 6th Floor, 1118 BG Schiphol, Netherlands
Prologis Japan Finance YK	☒	☒	☒	Japanese Yugen Kaisha	Narashino Four Pte. Ltd.[7]: 100%	*	Pier 1, Bay 1, San Francisco, CA 94111

[7]	100% held by PLD JPN SG Holding Pte. Ltd, which is owned 100% by Prologis Japan SG Holding BV, which is 100% owned by Prologis Germany CXCIV BV, which is 100% owned by Prologis Japan LLC, which is 100% owned by ABM Asia, LLC, which is owned 100% by Prologis, L.P.
*	Intentionally deleted.

2	Schedule 4

ProLogis Tokyo Finance Investment Limited Partnership	☒	☒	☒	Japanese LP	ProLogis Tokyo Finance LLC[8], as general partner, & ProLogis Tokyo Finance II LLC[9], as limited partner: 100%	*	4545 Airport Way, Denver, CO 80239
Prologis Marunouchi Finance Investment Limited Partnership	☐	☐	☒	Japanese LP	Prologis LPS Finance Y.K.,[10] as general partner, & Prologis Property Japan, Inc.,[11] as limited partner: 100%	*	Pier 1, Bay 1, San Francisco, CA 94111

[8]	100% held by PLD International Finance LLC.
[9]	100% held by PLD International Finance LLC.
[10]	100% held by ProLogis Logistics Services Incorporated.
[11]	100% held by ProLogis Logistics Services Incorporated.
*	Intentionally deleted.

3	Schedule 4